Institutional Money Market Fund

COMERICA CLASS K & Y SHARES

PROSPECTUS

April 30, 2005

(as supplemented on September 26, 2005)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

1

Institutional Money Market Fund

COMERICA CLASS K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, investment strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market instruments (i.e., commercial paper, bankers’ acceptances, certificates of deposit, short- term corporate and government securities and repurchase agreements).

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

In addition to domestic investments, the Fund may invest up to 25% of its assets in U.S. dollar-denominated money market obligations of foreign corporations or banks or their domestic affiliates or branches.

The Fund’s investments may include fixed and variable rate securities.

PRINCIPAL RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

-	Credit Ratings Risk

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2- by Moody’s, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments. An issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

An issuer of a fixed income security, even a U.S. Government security, may default on its payment obligations.

-	Interest Rate Risk

An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Prepayment Risk

The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types of fixed income securities.

-	Repurchase Agreement Risk

A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

-	Variable and Floating Rate Securities Risk

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Institutional Money Market Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund’s Comerica Class Y shares. Comerica Class K shares will have annual returns similar to those of Comerica Class Y shares because both classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different service fees and expenses, the performance of each class will differ. Please note that the annual expense ratio for the Comerica Class K shares is higher than that for the Comerica Class Y shares, and thus the performance of the Comerica Class K shares has been lower than that of the Comerica Class Y shares. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund COMERICA CLASS Y

TOTAL RETURN (%)

per calendar year

Best Quarter:	1.67% quarter ended 12/31/00
Worst Quarter:	0.25% quarter ended 12/31/03

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception(1) %
Comerica Class Y	1.28	2.95	3.30

(1)	The inception dates for Comerica Class Y and Comerica Class K shares are 1/4/99 and 9/20/04, respectively. No performance information is provided for Comerica Class K shares as that class had not completed a full calendar year of operations as of 12/31/04.

You may call 1-800-438-5789 to obtain the Fund’s current 7-day yield. Please specify the Institutional Money Market Fund when requesting yield information.

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Comerica Class K Shares	Comerica Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Comerica Class K Shares	Comerica Class Y Shares
Management Fees (1)	0.20%	0.20%
Non 12b-1 Service Plan Fees	0.25%	0.00%
Other Expenses (1),(2)	0.18%	0.18%

Total Annual Fund Operating Expenses (1),(2)	0.63%	0.38%

(1)	The advisor has voluntarily agreed to waive a portion of its management fee so that actual management fees are 0.16%. In addition, the advisor has voluntarily agreed to reimburse the Fund’s operating expenses (other than the management fees, brokerage, interest, taxes, and extraordinary expenses) in an amount sufficient to keep the Fund’s Other Expenses at 0.00%. As a result of the expected waiver and reimbursements, Total Annual Fund Operating Expenses are expected to be 0.41% and 0.16% for Comerica Class K and Comerica Class Y shares, respectively. The advisor may discontinue its waiver of a portion of its management fees or all or part of the expense reimbursement at any time.
(2)	Expense information in the table has been restated to reflect changes in administration, transfer agency and trustee fees.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Comerica Class K Shares	Comerica Class Y Shares
1 Year	$64	$39
3 Years	$202	$122
5 Years	$351	$213
10 Years	$786	$480

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee securities which are dollar-denominated securities issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and principal risks and describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and are subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” for the Fund.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

•	A-2- or higher by S&P;
•	P-2- or higher by Moody’s; or
•	F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating agency. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Investment Strategy

Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

-	Special Risks

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

FOREIGN SECURITIES

Foreign securities in which the Fund typically invests include yankee securities, which are U.S. dollar-denominated securities issued in the U.S. by foreign banks and corporations, and U.S. dollar-denominated securities of foreign issuers that are traded in the United States.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated money market obligations of foreign corporations or banks or their domestic affiliates or branches.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different auditing and recordkeeping requirements.

OTHER INVESTMENT

STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs).

-	Investment Strategy

The Fund may invest a portion of its assets in asset-backed securities.

-	Special Risks

In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

Like other fixed income securities, when interest rates rise the value of an asset- backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

GUARANTEED INVESTMENT CONTRACTS

The Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company’s general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund’s limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. Government will provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government securities include mortgage-

backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF

PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month, on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information relating to its portfolio (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of each calendar month not earlier than 15 days after the end of such month, on the Munder Funds website (www.munder.com). The information is available on the Munder Funds website until it is updated for the next applicable period. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Comerica Class K or Comerica Class Y shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form.

Comerica Class K and Comerica Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Comerica Class K and Comerica Class Y shares through this prospectus. Comerica Class K and Comerica Class Y shares are only available to limited types of investors. Please see the

Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider ongoing annual expenses, including distribution and/or service fees as described in the section entitled “Distribution and Service Plan Fees”.

Comerica Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Comerica Class Y shares.

Comerica Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Comerica Class K shares.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Comerica Class K shares. The Plan allows the Fund to pay for non-Rule 12b-1 services provided to Comerica Class K shareholders. Under the Plan, the Fund may pay up to 0.25% of the daily net assets of Comerica Class K shares in order to pay for certain non-Rule 12b-1 shareholder services provided by institutions that have agreements with the Fund or the Fund’s service providers to provide such services. Because the fees are paid out of the Fund’s assets attributable to its Comerica Class K shares on an ongoing basis, over time these non-Rule 12b-1 fees will increase the cost of an investment in Comerica Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non- cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of a Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and

(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculations and transaction deadlines to that time. In determining the Fund’s NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividends daily and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains (note that the Fund does not expect to derive a material amount of long-term capital gains). Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES

If, as expected, the Fund maintains a stable net asset value of $1.00 per share during the period you own shares of the Fund, then you will not have a taxable gain or loss if you sell shares.

OTHER CONSIDERATIONS

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of December 31, 2004, MCM had approximately $37.8 billion in assets under management, of which $19.2 billion were invested in equity securities, $9.6 billion were invested in money market or other short-term instruments, $8.3 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended December 31, 2004, the Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers) of 0.12%.

Because MCM voluntarily waived a portion of its fees for the Institutional Money Market Fund, the payment shown above is less than the contractual advisory fees of 0.20% of the Fund’s average daily net assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of operations of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com, contains the Fund’s most recent annual report. You may also obtain the annual report and Statement of Additional Information without charge by calling (800) 438-5789.

INSTITUTIONAL MONEY MARKET FUND(a) (COMERICA CLASS K & Y)	Period Ended 12/31/04 Comerica Class K		Year Ended 12/31/04 Comerica Class Y	Year Ended 12/31/03 Comerica Class Y	Year Ended 12/31/02 Comerica Class Y	Year Ended 12/31/01 Comerica Class Y	Year Ended 12/31/00 Comerica Class Y
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.004		0.013	0.011	0.018	0.041	0.062

Total from investment operations	0.004		0.013	0.011	0.018	0.041	0.062

Less distributions:
Dividends from net investment income	(0.004)		(0.013)	(0.011)	(0.018)	(0.041)	(0.062)

Total distributions	(0.004)		(0.013)	(0.011)	(0.018)	(0.041)	(0.062)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)	0.43%		1.28%	1.12%	1.79%	4.20%	6.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,663		$951,642	$1,006,660	$1,223,380	$553,773	$155,191
Ratio of operating expenses to average net assets	0.37	%(c)	0.12%	0.12%	0.12%	0.12%	0.18%
Ratio of net investment income to average net assets	1.62	%(c)(d)	1.27%	1.11%	1.74%	3.63%	6.26%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	0.61	%(c)	0.36%	0.33%	0.31%	0.33%	0.31%

(a)	The Institutional Money Market Fund Comerica Class K and Comerica Class Y shares commenced operations on September 20, 2004 and January 4, 1999, respectively.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Annualized.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the Distribution and Service Plan fees due to the mid-period commencement of Comerica Class K shares.

SHAREHOLDER GUIDE

Dated April 30, 2005

(as supplemented on September 23, 2005)

This Shareholder Guide provides information regarding the purchase and redemption of shares of the Institutional Money Market Fund. The information contained in this Shareholder Guide is part of, and incorporated into, the Comerica Class K & Y Shares Prospectus dated April 30, 2005, as supplemented, for the Fund.

HOW TO REACH THE FUND

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940

By overnight	The Munder Funds
delivery:	101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Comerica Class K Shares

Customers (and their immediate family members) of brokers or other financial intermediaries that have entered into agreements with the Fund to provide shareholder services for Comerica Class K shareholders may purchase Comerica Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial intermediaries (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Fund may refuse purchase orders from ineligible investors who select Comerica Class K shares.

Comerica Class Y Shares

Only the following investors may purchase Comerica Class Y shares:

-	fiduciary and discretionary accounts of institutions;

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);
-	high net worth individuals approved by the Funds’ investment advisor;
-	trustees, officers and employees of the Munder Funds, the Fund’s investment advisor and the Fund’s distributor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Fund’s investment advisor.

The Fund may refuse purchase orders from ineligible investors who select Comerica Class Y shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker or Other Financial Intermediary

Any broker or other financial intermediary authorized by the Munder Funds’ distributor can sell you shares of the Fund. Confirmations of share purchases will be sent to the financial intermediary through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and the class of shares you wish to purchase on your Account Application.

If you are not eligible to purchase the class of shares you have specified, your purchase may be refused.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Application Form to the Fund at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Fund at one of the addresses listed above an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Fund an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through an Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in the Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. We also may close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Investment Minimums

(Comerica Class K Shares)

There is no minimum initial or subsequent investment for Comerica Class K shares.

Investment Minimums

(Comerica Class Y Shares)

The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors is $1,000,000. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Fund in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor.

We reserve the right to waive any investment minimum. We reserve the right, upon 30 days’ advance written notice, to redeem your Comerica Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice.

Timing of Orders

Purchase orders must be received by the Fund or an authorized agent of the Fund (such as the Fund’s distributor or transfer agent or authorized dealer or third-party administrator, or other authorized financial intermediary) before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker or Other Financial Intermediary

Contact your broker or other financial intermediary for more information.

By Mail

You may send a written request to the Fund containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Fund may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Fund a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Fund must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com.

To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Fund must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make online redemptions from IRA, ESA or 403(b) accounts.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to your new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Medallion Signature Guarantee

For your protection, we reserve the right to require a medallion signature guarantee for redemption requests.

When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Intermediaries

Shares held through a financial intermediary on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to an account at that financial intermediary.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

ADDITIONAL POLICIES FOR PURCHASES AND

REDEMPTIONS

-	We consider purchase or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order.

-	At any time, we may change any of our purchase or redemption practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Fund’s expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Fund, Munder Capital Management, the Fund’s distributor, the Fund’s transfer agent nor any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Fund, we will send you confirmations of the opening of an account and of all subsequent purchases or redemptions in the account. If your account has been set up by a broker or financial intermediary, account activity will be detailed in their statements to you. Brokers and other financial intermediaries are responsible for transmitting orders and payments for their customers on a timely basis.

-	Brokers and other financial intermediaries may charge their customers a processing or serving fee in connection with the purchase or redemption of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except that in the case of shares purchased by check, we may hold redemption amounts from the sale of those shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

Same-day	processing is available for the Fund, provided we receive notice of the trade prior to 2:45 p.m. (Eastern time).

-	If we receive notice of your intent to process a same-day trade and your purchase order and payment for the Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same-day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

FREQUENT PURCHASES AND

REDEMPTIONS OF

FUND SHARES

The Munder Funds are not intended to serve as vehicles for short-term trading, which includes investors who engage in rapid purchases and sales or exchanges of Fund shares. Among other things, volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Excessive purchases and sales or exchanges of a fund’s shares may force the fund to bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect fund performance.

Given that the Fund is a money market fund which attempts to maintain a stable net asset value, short-term trading does not generally pose the same issue for the Fund as for other types of funds. However, to the extent that the Fund may be used to facilitate short-term trading between other Munder Funds, an investor in the Fund should be aware that the Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Fund will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Munder Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

ADDITIONAL INFORMATION

Information relating to purchases and sales of Comerica Class K and Comerica Class Y shares of the Institutional Money Market Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its investments, strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight	The Munder Funds
delivery:	101 Sabin Street
Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

PROINSTMM905